================================================================================


                                 FMC SELECT FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2002


ADVISED BY:
FIRST MANHATTAN CO.


================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 15.65% for the six months ended April 30, 2002. The Fund outperformed both the 2.65% average total return of its peer group, the Lipper Flexible Fund Universe, and the 1.82% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. A more dramatic comparison shows that since the bursting of the Internet bubble in March 2000, the Fund has appreciated over one-third, while the S&P 500 has lost roughly one-quarter of its value. (If another "bubble" emerges within one or more major market sectors, we would probably underperform the broader indices, as we did in 1999.) As of April 30, 2002, 75% of the Fund's assets were invested in equities (including convertible securities), within the targeted equity allocation of 75-85%. The remaining assets were in medium term, fixed income instruments and cash equivalents.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield," which measures how much net income a business generates relative to its price, is one of our preferred measurements. We find it useful to compare this measurement to both the earnings yield available on the S&P Industrials and the yield available from the 30-year US Treasury. As of April 30, 2002, the equity portion of the portfolio had an earnings yield of 4.4%, a five percent premium to the 4.2% earnings yield of the S&P Industrials Index. The portfolio's earnings yield was below the 5.6% yield available on the 30-year US Treasury. However, while the interest coupon paid on the 30-year US Treasury will not grow, and the S&P Industrials Index's earnings are estimated to grow 47% over the next five years, the portfolio's earnings are estimated to increase by 80% over the next five years, which would increase the earnings yield at that time to 7.9% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses with above-average fundamentals that are selling at attractive valuations compared to the S&P Industrials Index.

--------------------------------------------------------------------------------
                                     FMC SELECT FUND     S&P INDUSTRIALS INDEX
                                     ---------------     ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                 26%                    14%
Period Needed to Retire
   Debt from Free Cash Flow [2]          3 Years               10 Years
Estimated Annual EPS Growth
   for 2002-2007                          12.5%                  8.0%

VALUATION
---------
2002 Estimated Price/Earnings             22.5X                  23.8X
--------------------------------------------------------------------------------


[1] ROE is based on net income for the trailing four quarters ended 3/31/02 and the average shareholders' equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we think are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

Since we last reported to you, the Fund  established a position in Liberty Media
(L), a leading global media and entertainment firm. It has been gratifying to be able to make our first new media investment in several years. Media is an area towards which we are favorably disposed because many of the businesses therein have both above average-GDP volume growth and pricing power. While we experienced considerable success investing in media companies during the mid-1990's, the last few years have been frustrating. Most publicly-traded media concerns were priced at levels well above those justified by underlying fundamentals such as free cash flow. Throughout the period we have owned only two media businesses, Gannett and Harte-Hanks, both of which appreciated against an overall market decline and an even greater decline in media stocks.

We value Liberty at $18-20 per share and were able to purchase a position at under $11. We like purchasing dollar bills for 60(cent). Roughly half of the estimated value of Liberty is from its privately-owned media and entertainment businesses, with about 80% of this value coming from three holdings: Discovery Communications (50% owned), the world's leading "edutainment" network, providing content in over 140 countries; Starz Encore (100% owned), a leading US provider of premium movies, well-positioned for cable and satellite tv migration towards digitization and subscriber-based video-on-demand; and QVC (42% owned), a leading global electronic retailer, which should significantly benefit as cable tv enhances interactive capability.

The other half of Liberty's estimated value is derived from the after-tax value of its positions in publicly-traded firms, with 70% of this value coming from its ownership positions in News Corporation, AOL Time Warner, USA Interactive and UnitedGlobalCom. The first three positions were primarily created in exchange for programming assets assembled by Liberty Chairman John Malone when he was running Tele-Communications Inc., then the largest US cable tv operator. Mr. Malone was able to secure fractional interests in many start-up cable tv networks (e.g., E!, Court TV, The Game Show Network) in exchange for granting them access to his cable customers and a small capital investment. These fractional interests were generally traded in exchange for interests in large media concerns, usually after the development risk associated with a network had passed. In many instances, the large media concern paid a premium valuation in order to have 100% control.

Against the background of the collapse of the technology-media-telecom bubble, Liberty has assembled the largest cable tv franchise outside of the US with over 13MM subscribers in Europe, Japan and Latin America, including a 74% interest in UnitedGlobalCom. Liberty has used its relatively unleveraged balance sheet (about $3BN in net debt against $50BN in assets) to make an equity infusion and/or buy deeply discounted debt in highly leveraged, distressed cable tv franchises. The prodigious debt that many of these firms took on was primarily used to construct cable networks that are now, on balance, turning cash flow positive under Liberty's ownership. Liberty has assembled these assets at about $500 per subscriber, a substantial discount to the $5,000+ per subscriber that Gannett sold its US cable tv franchise for at what represented the peak. While US cable tv assets may deserve a higher price than non-US assets, there is a significantly greater opportunity to provide telephony over cable outside of the US, given the generally less developed telecom infrastructure, coupled with a much higher price umbrella furnished by the incumbent telecom provider. Finally, we mention Liberty's astute capital management; within two months of 3/11/00, the peak in the technology-media-telecom bubble, Liberty created collars via put and call options to protect against a significant depreciation in the value of its largest publicly-traded holdings; these collars have since appreciated by over $6BN.

We continue to work hard analyzing the Fund's existing and prospective investments. Thank you for your continued confidence.

Sincerely yours,



/S/SIGNATURE              /S/SIGNATURE                     /S/SIGNATURE
Bernard Groveman          William McElroy                  A. Byron Nimocks
Equity Manager            Fixed Income Manager             Equity Manager

--------------------------------------------------------------------------------
                                 TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                    Annualized     Annualized     Annualized
   Six Month        One Year          3 Year         5 Year       Inception
    Return           Return           Return         Return       to Date(2)
--------------------------------------------------------------------------------
    15.65%           10.35%           11.91%         16.39%       18.27%
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE FMC SELECT
        FUND, VERSUS THE S&P 500 COMPOSITE INDEX, THE MERRILL LYNCH 1-10
         YEAR CORPORATE/GOVERNMENT BOND INDEX, AND AN 80/20 BLEND OF THE
                       REFERENCED S&P AND MERRILL INDICES.

                              [LINE GRAPH OMITTED]

              FMC SELECT FUND              80/20 BLEND OF THE ABOVE S&P
                                           AND MERRILL INDICES
   5/31/95    $10,000                      $10,000
   10/31/95    10,844                       10,875
   10/31/96    13,445                       13,077
   10/31/97    17,547                       16,613
   10/30/98    19,268                       19,900
   10/31/99    22,771                       23,970
   10/31/00    25,479                       25,494
   10/31/01    27,346                       20,905
   04/01/02    31,626                       21,311


                               [LINE GRAPH OMITTED]

              FMC SELECT       S&P 500               MERRILL 1-10 YEAR CORP./
              FUND             COMPOSITE INDEX       GOV'T INDEX
   5/31/95    $10,000          $10,000               $10,000
   10/31/95    10,844           11,005                10,353
   10/31/96    13,445           13,654                10,948
   10/31/97    17,547           18,038                11,781
   10/30/98    19,268           22,006                12,864
   10/31/99    22,771           27,655                12,971
   10/31/00    25,479           29,339                13,816
   10/31/01    27,346           22,033                15,784
   04/30/02    31,626           22,542                15,754


(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemption of fund shares.


(2) The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins at the end of the month operations commenced.

                             PORTFOLIO COMPOSITION
                               [PIE CHART OMITTED]

   Automotive & Truck Related          1.1%
   Convertible Bond                    2.0%
   Telephones & Telecommunications     2.5%
   U.S. Government Agency Obligations  3.4%
   Financial Services                  3.7%
   Energy Services                     3.7%
   Diversified Operations              4.0%
   Consumer Products                   4.2%
   Insurance                           4.7%
   Pharmaceuticals                     5.9%
   Retail                              6.2%
   Health Care                         6.9%
   Utilities                           0.3%
   U.S. Treasury Obligations          12.5%
   Corporate Obligations               9.1%
   Media                               7.9%
   Professional Services               7.7%
   Banks                               7.2%
   Information Services                7.0%

% of Total Investments

STATEMENT OF NET ASSETS                                                                         FMC SELECT FUND

April 30, 2002                                                                                      (Unaudited)




                                                                                                       Market
                                                                                                        Value
                                                                                         Shares         (000)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK (73.2%)
AUTOMOTIVE & TRUCK RELATED (1.1%)
   Snap-On .........................................................................     61,500       $ 1,948
                                                                                                      -------
BANKS (7.2%)
   Bank of America .................................................................     47,045         3,410
   Compass Bancshares ..............................................................     19,050           681
   North Fork Bancorporation .......................................................     94,500         3,650
   TF Financial ....................................................................     32,000           776
   US Bancorp ......................................................................     65,000         1,540
   Washington Mutual ...............................................................     70,396         2,656
                                                                                                      -------
                                                                                                       12,713
                                                                                                      -------
CONSUMER PRODUCTS (4.2%)
   Kimberly-Clark ..................................................................     28,600         1,863
   Reckitt Benckiser ...............................................................    310,800         5,504
                                                                                                      -------
                                                                                                        7,367
                                                                                                      -------
DIVERSIFIED OPERATIONS (4.0%)
   Berkshire Hathaway, Cl A* .......................................................         41         3,012
   Berkshire Hathaway, Cl B* .......................................................      1,631         3,968
                                                                                                      -------
                                                                                                        6,980
                                                                                                      -------
ENERGY SERVICES (3.7%)
   Nabors Industries* ..............................................................    144,500         6,582
                                                                                                      -------
FINANCIAL SERVICES (3.7%)
   Household International .........................................................    112,545         6,560
                                                                                                      -------
HEALTH CARE (7.0%)
   Abbott Laboratories .............................................................     73,000         3,939
   C.R. Bard .......................................................................     77,800         4,274
   IMS Health ......................................................................    194,800         4,015
                                                                                                      -------
                                                                                                       12,228
                                                                                                      -------
INFORMATION SERVICES (7.0%)
   Acxiom* .........................................................................    134,216         2,232
   Amdocs* .........................................................................    181,000         3,933
   First Data ......................................................................     78,425         6,234
                                                                                                      -------
                                                                                                       12,399
                                                                                                      -------
INSURANCE (4.7%)
   Phoenix* ........................................................................    260,000         4,839
   UnumProvident ...................................................................    120,000         3,389
                                                                                                      -------

                                                                                                        8,228
                                                                                                      -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                                         FMC SELECT FUND

April 30, 2002                                                                                      (Unaudited)


                                                                                         Shares/       Market
                                                                                      Face  Amount      Value
                                                                                          (000)         (000)
--------------------------------------------------------------------------------------------------------------
MEDIA (7.9%)
   Gannett .........................................................................     48,300      $  3,541
   Harte-Hanks .....................................................................    197,700         6,350
   Liberty Media, Cl A* ............................................................    371,800         3,978
                                                                                                     --------
                                                                                                       13,869
                                                                                                     --------
PHARMACEUTICALS (5.9%)
   Pfizer ..........................................................................    169,700         6,169
   Pharmacia .......................................................................    103,600         4,271
                                                                                                     --------
                                                                                                       10,440
                                                                                                     --------
PROFESSIONAL SERVICES (7.7%)
   Gartner, Cl B* ..................................................................    255,862         2,994
   ITT Educational Services* .......................................................    102,000         5,166
   Personnel Group of America* .....................................................     76,000           108
   Robert Half International* ......................................................    202,300         5,312
                                                                                                     --------
                                                                                                       13,580
                                                                                                     --------
RETAIL (6.3%)
   CVS .............................................................................    179,200         6,000
   Dollar General ..................................................................    182,993         2,882
   Intertan* .......................................................................    177,000         2,150
                                                                                                     --------
                                                                                                       11,032
                                                                                                     --------
TELEPHONES & TELECOMMUNICATIONS (2.5%)
   Sprint-FON Group ................................................................     49,400           783
   US Cellular* ....................................................................     91,800         3,626
                                                                                                     --------
                                                                                                        4,409
                                                                                                     --------
UTILITIES (0.3%)
   Florida Public Utilities ........................................................     30,400           597
                                                                                                     --------
TOTAL COMMON STOCK
   (Cost $89,766) ..................................................................                  128,932
                                                                                                     --------


PREFERRED STOCK (0.00%)
   Fresenius Medical Care Holdings .................................................     20,400             1
                                                                                                     --------
TOTAL PREFERRED STOCK
   (Cost $0) .......................................................................                        1
                                                                                                     --------


CONVERTIBLE BOND (2.0%)
   Spherion, CV to 26.8052 Shares per 1,000
     4.500%, 06/01/05 ..............................................................     $4,088         3,562
                                                                                                     --------
TOTAL CONVERTIBLE BOND
   (Cost $3,331) ...................................................................                    3,562
                                                                                                     --------

                    The accompanying notes are an integral part of the financial statements.


                                                         6


STATEMENT OF NET ASSETS                                                                         FMC SELECT FUND

April 30, 2002                                                                                      (Unaudited)




                                                                                         Shares/       Market
                                                                                      Face  Amount      Value
                                                                                          (000)         (000)
--------------------------------------------------------------------------------------------------------------
WARRANTS (0.00%)
   Dime Bancorp (A)* ...............................................................     70,900      $     11
                                                                                                     --------
TOTAL WARRANTS
   (Cost $0) .......................................................................                       11
                                                                                                     --------


CORPORATE OBLIGATIONS (9.2%)
   Alcoa
     7.250%, 08/01/05 ..............................................................       $500           538
   BellSouth Savings ESOT, MTN, Ser A
     9.190%, 07/01/03 ..............................................................         63            66
   Block Financial
     6.750%, 11/01/04 ..............................................................        615           647
   Citibank Credit Card Master Trust I, Cl A, Ser 2
     6.050%, 01/15/10 ..............................................................        480           499
   Colgate-Palmolive, MTN, Ser D
     7.840%, 05/15/07 ..............................................................        235           264
   Continental Airlines, Ser 02-1
     6.563%, 02/15/12 ..............................................................        900           920
   Continental Airlines, Ser 98-3
     6.320%, 11/01/08 ..............................................................        100           100
   CSX Transportation, Ser 96-A
     6.630%, 03/15/03 ..............................................................        200           206
   Dow Chemical, Ser 92-A2
     8.040%, 07/02/05 ..............................................................        488           519
   Eastman Kodak
     9.750%, 10/01/04 ..............................................................        300           327
   Evans Withycombe Residential
     7.500%, 04/15/04 ..............................................................        273           288
   Ford Motor Credit
     6.875%, 02/01/06 ..............................................................        800           810
   Geico
     7.500%, 04/15/05 ..............................................................        200           218
   General Electric Capital
     8.850%, 04/01/05 ..............................................................        250           282
   General Mills, MTN, Ser E
     6.270%, 04/30/19 ..............................................................        725           674
   General Mills, MTN, Ser E (B)
     5.820%, 02/05/03 ..............................................................        225           230
   General Motors, Ser 91-A2
     8.950%, 07/02/09 ..............................................................        393           430
   GTE
     6.460%, 04/15/08 ..............................................................        600           620
   Harleysville Group
     6.750%, 11/15/03 ..............................................................        900           924

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                                         FMC SELECT FUND

April 30, 2002                                                                                      (Unaudited)




                                                                                           Face        Market
                                                                                          Amount        Value
                                                                                           (000)        (000)
--------------------------------------------------------------------------------------------------------------
   Household Finance
     8.000%, 05/09/05 ..............................................................       $500       $   536
   John Deere Capital, MTN, Ser C
     5.900%, 04/08/03 ..............................................................        465           476
   Manufacturers & Traders Trust
     8.125%, 12/01/02 ..............................................................        250           258
   May Department Stores
     9.750%, 02/15/21 ..............................................................        394           484
   McCormick, MTN, Ser A
     6.240%, 02/01/06 ..............................................................        250           256
   Midwest Power Services
     7.375%, 02/01/08 ..............................................................        620           630
   Morgan Stanley Dean Witter Capital 1, Ser 2001-Top-1, Cl A2
     6.320%, 09/15/09 ..............................................................        480           499
   Ralcorp Holdings
     8.750%, 09/15/04 ..............................................................        875           961
   Ryder System, Ser O
     6.500%, 05/15/05 ..............................................................        250           252
   Simon DeBartolo
     6.875%, 11/15/06 ..............................................................        400           412
   Stanley Works
     5.750%, 03/01/04 ..............................................................        330           339
   Union Pacific
     7.600%, 05/01/05 ..............................................................        250           270
   Union Tank Car, MTN, Ser A
     6.630%, 10/03/04 ..............................................................        410           433
   Union Tank Car, Ser 95-A
     6.580%, 01/02/05 ..............................................................        547           565
   Waddel & Reed Financial
     7.500%, 01/18/06 ..............................................................        105           110
   Wilmington Trust
     6.625%, 05/01/08 ..............................................................        755           776
   Wyeth
     7.900%, 02/15/05 ..............................................................        287           314
                                                                                                      -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $15,755) ..................................................................                   16,133
                                                                                                      -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                                         FMC SELECT FUND

April 30, 2002                                                                                      (Unaudited)




                                                                                           Face        Market
                                                                                          Amount        Value
                                                                                           (000)        (000)
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.5%)
   U.S. Treasury Bills
     0.000%, 05/16/02 ..............................................................     $  158       $   158
     0.000%, 06/13/02 ..............................................................      1,632         1,629
     0.000%, 08/22/02 ..............................................................      1,291         1,284
     0.000%, 09/05/02 ..............................................................      4,125         4,099
     0.000%, 09/12/02 ..............................................................      2,233         2,218
     0.000%, 09/26/02 ..............................................................      3,991         3,962
     0.000%, 10/10/02 ..............................................................      2,410         2,390
   U.S. Treasury Notes
     5.875%, 11/15/04 ..............................................................      4,000         4,221
     5.250%, 05/15/04 ..............................................................      1,000         1,039
     4.250%, 11/15/03 ..............................................................      1,000         1,021
                                                                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $21,915) ..................................................................                   22,021
                                                                                                      -------


U.S. GOVERNMENT AGENCY OBLIGATIONS (3.4%)
   Bear Stearns Commercial Mortgage Securities, Cl A1, Ser 2001-Top 2
     6.080%, 09/15/10 ..............................................................        485           499
   Export Funding Trust, Cl A, Ser A
     7.890%, 02/15/05 ..............................................................        150           160
   Federal National Mortgage Association
     5.500%, 01/01/09 ..............................................................        492           496
   Financial Assistance, Ser A-03
     9.375%, 07/21/03 ..............................................................        200           215
   Government Trust Certificate, Ser 95-A
     8.010%, 03/01/07 ..............................................................        150           164
   Guaranteed Export Trust , Cl A, Ser A
     6.280%, 06/15/04 ..............................................................        176           181
   Guaranteed Export Trust , Cl A, Ser B
     7.460%, 12/15/05 ..............................................................        174           183
   Guaranteed Trade Trust, Cl A, Ser A
     7.020%, 09/01/04 ..............................................................         63            66
   Housing and Urban Development, Ser 99-A
     5.750%, 08/01/06 ..............................................................        265           275
   LB Commercial Conduit Mortgage, Cl B, Ser 1995-C2
     7.370%, 09/25/25 ..............................................................      1,000         1,058
   Norwest Asset Securities, Cl A7, Ser 1998-20
     6.400%, 09/25/28 ..............................................................        501           520
   Overseas Private Investment
     6.080%, 08/15/04 ..............................................................        284           293

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                                         FMC SELECT FUND

April 30, 2002                                                                                      (Unaudited)



                                                                                           Face        Market
                                                                                          Amount        Value
                                                                                           (000)        (000)
--------------------------------------------------------------------------------------------------------------
 PNC Student Loan Trust I, Cl A-5, Ser 1997-2
     6.530%, 01/25/03 ..............................................................       $114      $    115
   Private Export Funding, Ser G
     6.670%, 09/15/09 ..............................................................        225           237
   Small Business Administration, Ser 96-D
     6.150%, 04/01/18 ..............................................................        299           306
   Small Business Administration, Ser 96-F
     6.500%, 11/01/06 ..............................................................        155           163
   Small Business Administration, Ser 97-L
     6.550%, 12/01/17 ..............................................................        378           394
   Union Financial Services, Taxable Student Loan, Cl 1998-A3, Ser A
     5.500%, 09/01/05 ..............................................................        380           386
   Union Financial Services, Taxable Student Loan, Cl A9, Ser 1998-A
     5.730%, 12/01/05 ..............................................................        290           296
                                                                                                     --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,859) ...................................................................                    6,007
                                                                                                     --------
TOTAL INVESTMENTS (100.3%)
   (Cost $136,626) .................................................................                  176,667
                                                                                                     --------
OTHER ASSETS AND LIABILITIES, NET (-0.3%) ..........................................                     (520)
                                                                                                     --------


NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 8,920,997 outstanding shares of beneficial interest ..................                  132,370
   Undistributed net investment income .............................................                      170
   Accumulated net realized gain on investments ....................................                    3,566
   Net unrealized appreciation on investments ......................................                   40,041
                                                                                                     --------
TOTAL NET ASSETS (100.0%) ..........................................................                 $176,147
                                                                                                     ========
   Net Asset Value, Offering and Redemption Price Per Share ........................                   $19.75
                                                                                                     ========

* NON-INCOME PRODUCING SECURITY.
(A) THIS WARRANT REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL CLAIM AND HAS NO STRIKE PRICE OR EXPIRATION DATE.
(B) VARIABLE RATE SECURITY - RATE SHOWN IS THE RATE IN EFFECT AS OF
    APRIL 30, 2002.
CL -- CLASS
CV --  CONVERTIBLE SECURITY
ESOT -- EMPLOYEE STOCK OWNERSHIP TRUST
MTN -- MEDIUM TERM NOTE
SER -- SERIES

                        The accompanying notes are an integral part of the financial statements.

                                                            10

STATEMENT OF OPERATIONS (000)                                                         FMC SELECT FUND

For the six month period ended April 30, 2002                                             (Unaudited)



-----------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income .....................................................................    $   512
   Interest Income .....................................................................      1,170
-----------------------------------------------------------------------------------------------------
     Total Investment Income............................................................      1,682
-----------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ............................................................        619
   Administrative Fees .................................................................        116
   Transfer Agent Fees .................................................................         21
   Professional Fees ...................................................................         21
   Printing Fees .......................................................................         13
   Custodian Fees ......................................................................          6
   Trustee Fees ........................................................................          5
   Registration and Filing Fees ........................................................          1
   Insurance and Other Fees ............................................................          4
-----------------------------------------------------------------------------------------------------
     Total Expenses.....................................................................        806
-----------------------------------------------------------------------------------------------------
       Net Investment Income ...........................................................        876
-----------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ..............................................      3,567
   Net Change in Unrealized Appreciation on Investment Securities ......................     17,362
-----------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ...................................     20,929
-----------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations.................................    $21,805
=====================================================================================================




    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                                                       FMC SELECT FUND

For the six month  period  ended April 30, 2002  (Unaudited)  and the year ended
October 31, 2001




                                                                                        11/01/01    11/01/00
                                                                                       TO 04/30/02 TO 10/31/01
---------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................       $    876     $  1,335
   Net Realized Gain from Securities Sold ......................................          3,567        5,794
   Net Change in Unrealized Appreciation on Investment Securities ..............         17,362           61
---------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................         21,805        7,190
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................           (840)      (1,262)
   Realized Capital Gains.......................................................         (5,794)     (11,038)
---------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................         (6,634)     (12,300)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................................         29,471       26,643
   Reinvestment of Cash Distributions ..........................................            215       11,318
   Cost of Shares Redeemed .....................................................         (3,658)      (6,049)
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions...............         26,028       31,912
---------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..............................................         41,199       26,802
---------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................        134,948      108,146
---------------------------------------------------------------------------------------------------------------
   End of Period ...............................................................       $176,147     $134,948
===============================================================================================================
  Shares Issued and Redeemed:
    Shares Issued ..............................................................          1,557        1,438
    Shares Issued in Lieu of Cash Distributions ................................             12          651
    Shares Redeemed ............................................................           (192)        (332)
---------------------------------------------------------------------------------------------------------------
     Net Increase in Shares ....................................................          1,377        1,757
===============================================================================================================




    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             FMC SELECT FUND

For a Share Outstanding Throughout Each Period

For the six month period ended April 30, 2002 (Unaudited) and for the years ended October 31,




                                                                                                                 Ratio      Ratio
          Net                                                         Net                Net                     of Net  of Expenses
         Asset             Realized and Distributions Distributions  Asset              Assets,     Ratio     Investment  to Average
         Value,     Net     Unrealized    from Net        from       Value,              End     of Expenses    Income    Net Assets
       Beginning Investment  Gain on     Investment      Capital      End     Total   of Period  to Average   to Average  (Excluding
       of Period  Income    Securities     Income         Gains    of Period  Return+   (000)     Net Assets   Net Assets   Waivers)
       --------- --------- ------------ ------------- ------------ --------- -------- --------- -----------  ----------- -----------
2002*   $17.89    $0.10        $2.62       $(0.10)       $(0.76)     $19.75   15.65%   $176,147    1.04%         1.13%      1.04%
2001     18.69     0.19         1.10        (0.18)        (1.91)      17.89    7.33     134,948    1.05          1.08       1.05
2000     19.34     0.15         1.78        (0.18)        (2.40)      18.69   11.89     108,146    1.06          0.85       1.06
1999     17.26     0.14         2.88        (0.11)        (0.83)      19.34   18.18     115,569    1.08          0.73       1.08
1998     16.82     0.17         1.43        (0.17)        (0.99)      17.26    9.81      99,961    1.09          1.01       1.11
1997     13.42     0.16         3.81        (0.16)        (0.41)      16.82   30.51      75,691    1.10          1.08       1.17


          Ratio
          of Net
        Investment
          Income
        to Average
        Net Assets   Portfolio
        (Excluding   Turnover
         Waivers)      Rate
        ----------  ----------
2002*      1.13%       11.76%
2001       1.08        12.68
2000       0.85        24.81
1999       0.73        26.23
1998       0.99        29.72
1997       1.01        21.71

* For the six-month period ended April 30, 2002. All ratios for the period have been annualized.
+ Total return is for the period indicated and has not been annualized.




    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

April 30, 2002                                                       (Unaudited)



1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eighteen portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining funds are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

    SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available, of which there were none as of April 30, 2002, are valued at fair value, as determined in good faith by, or in accordance with procedures approved by the Board of Trustees.

    FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the scientific method which approximates the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

    NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

    EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not result in any changes to the Fund, material or otherwise, and did not have any material impact on the results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

April 30, 2002                                                       (Unaudited)



3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Funds' average daily net assets.

DST Systems Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six month period ended April 30, 2002 are as follows:

                                            (000)
                                         -----------
Purchases
  U.S. Government .....................   $    500
  Other ...............................     26,420
Sales
  U.S. Government .....................      1,109
  Other ...............................     15,779

At April 30, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 2002, were as follows:

                                            (000)
                                         -----------
Aggregate gross unrealized
  appreciation ........................    $45,062
Aggregate gross unrealized
  depreciation ........................     (5,021)
                                           --------
Net unrealized appreciation ...........    $40,041
                                           ========

================================================================================


                                 FMC SELECT FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036






This information must be preceded or accompanied by a current prospectus for the Fund described.


FMC-SA-002-0100

================================================================================